UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2015

MAVENIR SYSTEMS, INC. (Exact name of registrant as specified in its charter)

Delaware	001- 36171	61-1489105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1700 International Parkway, Suite 200
Richardson, Texas 75081
(Address of principal executive offices, including zip code)
(469) 916-4393
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 10, 2015, Mavenir Systems, Inc. issued a press release announcing certain Mavenir preliminary financial results for the first quarter of 2015 and updated guidance for the fiscal year ending December 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 10, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVENIR SYSTEMS, INC.

Date: April 10, 2015	By:	/s/ Terry Hungle
Name: Terry Hungle
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 10, 2015